LETTER TO SHAREHOLDERS                                  The Southern Africa Fund
================================================================================

December 30, 1997

Dear Shareholder:

South Africa has not been immune to the dramatic shakeouts in emerging markets around the globe over the past few months. Although the Southern African region should not be severely impacted by a slow down in Asia, investor perceptions as to an increase in the riskiness of emerging markets has led to a general withdrawal of funds from the African region. At the same time, significant falls in the prices of commodities and gold has had a further negative impact on growth prospects for South Africa.

--------------------------------------------------------------------------------
INVESTMENT RESULTS

                                           For the Periods
                                            Ended 11/30/97
                                       --------------------------
                                       6 Months         12 Months

The Southern Africa
  Fund                                  -7.18%           11.03%
Johannesburg Stock
  Exchange
 All-Share Index                       -16.08%           -8.38%

Total returns are based on net asset value. The Johannesburg Stock Exchange All-Share Index is not actively managed.

SOUTH AFRICAN MARKET
REVIEW AND OUTLOOK

There is little doubt that South African gross domestic product (GDP) growth will come in below most forecasters' estimates for 1997 at around the 2% level. At present, there seems to be little prospect of any significant improvement in underlying conditions until the second half of 1998.

However, the positive side of this slowing growth scenario has been recent declines in both the consumer price and producer price indices. With money supply and loan growth slowing, we anticipate further improvement on the inflation front over the next six months.

In this environment, we would expect the South African Central Bank to begin reducing interest rates far more aggressively than in 1997. With real rates currently around the 7% level, South Africa is operating an extremely tight money policy. With unemployment rising sharply and corporate profit margins under pressure, some relaxation of this policy would seem appropriate.

Investors have also been concerned with events on the political landscape as the gradual transfer of power from President Nelson Mandela to Deputy President Thabo Mbeki has elicited some alarmist rhetoric from some members of the African National Congress (ANC) as well as from Mandela himself. It must be noted that most of the more erratic statements that have been made have been for the consumption of the local party and not for the world at-large. We continue to feel that South Africa will plot a conservative and sensible path towards long-term growth and succeed in avoiding many of the mistakes made by its African neighbors.

At the same time, the ruling ANC remains a very broad political spectrum ranging from unreconstructed communists to free market liberalizers. Over time, this situation is likely to prove untenable and the party will have to break on more traditional left/right terms. It will be Mbeki's task to deal with the increasing tensions within his own party, but he will be judged on his ability to deliver sustainable growth with low inflation.

Despite the soft economy and these political concerns, South Africa retains a considerable level of financial strength. Unlike many emerging and some developed countries, South Africa enjoys a trade surplus, has little foreign debt and a low outstanding debt to GDP ratio. Although reserve levels are low, South Africa's macro-economic balance sheet is extremely strong.

With declining growth expectations, fixed income instruments significantly outperformed equities

                                                        The Southern Africa Fund
================================================================================

during the period under review. With the prospect of a more rapid decline in interest rates, we have begun to reduce our exposure to the bond market and increase holdings in the more economically sensitive areas of the market.

At this stage, we see companies such as Nampak and Sappi as offering considerable value relative to their international competitors while offering substantial leverage to any upturn in economic activity. We believe that investors will begin to recognize the possibility of increasing growth during 1998 and that, after their relative underperformance of the last three years, cyclical companies will enjoy some relative strength against the market.

ELSEWHERE IN THE REGION

Our concern over the extended valuation levels of Zimbabwe proved justified. Both the Zimbabwean stock market and the Zimbabwe dollar have fallen dramatically over the last two months. Short-term interest rates have had to be raised but Zimbabwe's politicians seem to have been unable to revive any international confidence that they will pursue sound economics in the future. Although we find valuations much more appealing today, we remain unconvinced as to the authorities capability to tackle the fundamental problems of the country, and have consequently resisted increasing our weightings.

As always we appreciate your continued interest and investment in The Southern Africa Fund and look forward to continuing to serve your investment needs.


Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President




/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President

TEN LARGEST EQUITY HOLDINGS
November 30, 1997                                                                            The Southern Africa Fund
=====================================================================================================================

=====================================================================================================================
COMPANY                                                           U.S.$ VALUE                  PERCENT OF NET ASSETS
=====================================================================================================================
Teljoy Holdings, Ltd.                                             $ 5,169,183                         4.5%
---------------------------------------------------------------------------------------------------------------------
Nampak, Ltd.                                                        4,903,811                         4.3
---------------------------------------------------------------------------------------------------------------------
Standard Bank Investment Corp., Ltd.                                4,366,632                         3.8
---------------------------------------------------------------------------------------------------------------------
Amalgamated Banks of South Africa Ltd.                              4,154,068                         3.6
---------------------------------------------------------------------------------------------------------------------
M-Cell, Ltd.                                                        4,089,023                         3.6
---------------------------------------------------------------------------------------------------------------------
Energy Africa, Ltd.                                                 3,997,168                         3.5
---------------------------------------------------------------------------------------------------------------------
South African Iron & Steel Industry Corp.                           3,903,839                         3.4
---------------------------------------------------------------------------------------------------------------------
Metropolitan Life, Ltd.                                             3,861,998                         3.4
---------------------------------------------------------------------------------------------------------------------
Fedsure Holdings, Ltd.                                              3,665,231                         3.2
---------------------------------------------------------------------------------------------------------------------
Rembrandt Group, Ltd.                                               3,606,843                         3.2
---------------------------------------------------------------------------------------------------------------------
   Total                                                          $41,717,796                        36.5%
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
November 30, 1997                                       The Southern Africa Fund
================================================================================

Company                                               Shares         U.S.$ Value
--------------------------------------------------------------------------------

COMMON STOCKS-89.5%
BOTSWANA-1.2%

CONSUMER
  MANUFACTURING-0.6%
    MISCELLANEOUS-0.6 %
    Sefalana Holdings Co. ..................         350,000          $  644,350
                                                                    ------------

CONSUMER STAPLES-0.4%
    BEVERAGES-0.4%
    Kgolo Ya Sechaba, Ltd. .................         100,000               9,205
    Sechaba Breweries, Ltd. ................         398,000             423,930
                                                                    ------------
                                                                         433,135
                                                                    ------------

FINANCIAL SERVICES-0.2%
  INSURANCE-0.2%
    Botswana Insurance
      Holdings, Ltd. .......................         211,646             236,567
                                                                    ------------
  Total Botswanan Securities
    (cost $1,054,682) ......................                           1,314,052
                                                                    ------------

MAURITIUS-2.5%

CONSUMER SERVICES-0.9%
  RESTAURANTS &
    LODGING-0.9%
    Rogers and Company, Ltd. ...............          83,679             418,395
    Sun Resorts, Ltd. ......................         280,000             602,000
                                                                    ------------
                                                                       1,020,395
                                                                    ------------

CONSUMER STAPLES-0.7%
  BEVERAGES-0.3%
    Mauritius Breweries, Ltd. ..............         102,122             343,501
                                                                    ------------

  FOOD-0.4%
    Happy World Foods, Ltd. ................         687,837             497,119
                                                                    ------------
                                                                         840,620
                                                                    ------------

FINANCIAL SERVICES-0.9%
  BANKING-0.9%
    Mauritius Commercial
      Bank .................................         110,000             485,000
    State Bank of Mauritius,
      Ltd ..................................         960,000             549,818
                                                                    ------------
                                                                       1,034,818
                                                                    ------------
  Total Mauritian Securities
    (cost $2,637,585) ......................                           2,895,833
                                                                    ------------

NAMIBIA-1.1%

BASIC INDUSTRY-0.5%
  MINING & METALS-0.5%
    Namibian Minerals
      Corp.(a) .............................         130,000             589,326
                                                                    ------------

MULTI-INDUSTRY
  COMPANY-0.6%
    Namibian Breweries, Ltd. ...............       1,000,000             618,174
                                                                    ------------
  Total Namibian Securities
    (cost $1,071,883) ......................                            1,207,500
                                                                    ------------

SOUTH AFRICA-80.3%

BASIC INDUSTRIES-10.9%
  GOLD-2.0%
    Beatrix Mines, Ltd. ....................         225,000             683,574
    HJ Joel Gold Mining
      Co., Ltd. ............................         400,000             181,256
    Vaal Reefs Exploration &
      Mining Co., Ltd. .....................          40,000           1,384,140
                                                                    ------------
                                                                       2,248,970
                                                                    ------------

  MINING & METALS-6.8%
    Billiton Plc(a) ........................         800,000           1,977,343
    De Beers Centenary AG(b) ...............          78,900           1,657,631
    Gencor, Ltd. ...........................         160,000             248,816
    South African Iron & Steel
      Industry Corp. .......................       8,940,160           3,903,839
                                                                    ------------
                                                                       7,787,629
                                                                    ------------

  MISCELLANEOUS-0.3%
    Consol, Ltd. ...........................          66,000             366,365
                                                                    ------------

  PAPER & FOREST
    PRODUCTS-1.8%
    Sappi, Ltd. ............................         365,700           2,045,058
                                                                    ------------
                                                                      12,448,022
                                                                    ------------

CAPITAL GOODS-0.8%
  ENGINEERING &
    CONSTRUCTION-0.8%
    Murray & Roberts
      Holdings, Ltd. .......................         500,000             876,416
                                                                    ------------

CONSUMER
  MANUFACTURING-4.3%
    MISCELLANEOUS-4.3%
    Nampak, Ltd.(b) ........................       1,488,000           4,903,811
                                                                    ------------

                                                        The Southern Africa Fund
================================================================================

Company                                               Shares         U.S.$ Value
--------------------------------------------------------------------------------

CONSUMER SERVICES-17.1%
BROADCASTING & CABLE-2.8%
  Electronic Media Network,
    Ltd ....................................       1,700,000         $ 1,523,172
  MIH Holdings, Ltd.(a) ....................         545,700          1,629,794
                                                                    ------------
                                                                       3,152,966
                                                                    ------------

MISCELLANEOUS-4.5%
  Teljoy Holdings, Ltd.(a) .................       3,696,080           5,169,183
                                                                    ------------

PRINTING & PUBLISHING-7.5%
  Independent Newspapers
    Holdings, Ltd. .........................          40,000             189,495
  Kagiso Media, Ltd. .......................       1,352,740           1,198,101
  Nasionale Pers Beperk ....................         363,287           2,993,096
  Perskorgroep, Ltd. .......................         336,000             930,834
  Omni Media Corp., Ltd. ...................         190,000           2,445,932
  Times Media, Ltd. ........................         127,800             855,510
                                                                    ------------
                                                                       8,612,968
                                                                    ------------

RETAIL-GENERAL
  MERCHANDISE-2.3%
  New Clicks Holdings, Ltd. ................       2,008,494          2,337,382
  Pick 'N Pay Stores, Ltd. .................         169,100            268,192
                                                                    ------------
                                                                       2,605,574
                                                                    ------------
                                                                      19,540,691
                                                                    ------------

CONSUMER STAPLES-11.3%
  BEVERAGES-2.9%
    South African Breweries,
      Ltd.(b)...............................         132,832           3,255,820
                                                                    ------------

  FOOD-2.4%
    Afriband Holdings, Ltd..................       3,333,333           1,524,202
    The Premier Group, Ltd..................       1,151,200           1,244,861
                                                                    ------------
                                                                       2,769,063
                                                                    ------------

  RETAIL-FOOD & DRUG-2.8%
    Metro Cash & Carry, Ltd.................       3,449,136           3,232,455
                                                                    ------------

  TOBACCO-3.2%
    Rembrandt Group, Ltd.(b)................         470,100           3,606,843
                                                                    ------------
                                                                      12,864,181
                                                                    ------------

ENERGY-5.0%
  DOMESTIC INTEGRATED-3.5%
    Energy Africa, Ltd.(a)..................         843,750           3,997,168
                                                                    ------------

  OIL SERVICE-1.5%
    Sasol, Ltd..............................         175,000           1,764,418
                                                                    ------------
                                                                       5,761,586
                                                                    ------------

FINANCIAL SERVICES-21.1%
  BANKING-12.2%
    Amalgamated Banks of
      South Africa, Ltd.....................         674,515           4,154,068
    Investec Bank, Ltd......................          50,000           1,989,701
    Nedcor, Ltd.............................         150,590           3,411,926
    Standard Bank Investment
      Corp., Ltd............................         100,000           4,366,632
                                                                    ------------
                                                                      13,922,327
                                                                    ------------

  INSURANCE-8.9%
    Fedsure Holdings, Ltd...................         317,196           3,665,231
    Forbes Group, Ltd.......................       1,450,000           2,687,951
    Metropolitan Life, Ltd..................       1,500,000           3,861,998
                                                                    ------------
                                                                      10,215,180
                                                                    ------------
                                                                      24,137,507
                                                                    ------------

MULTI-INDUSTRY
  COMPANY-2.0%
    Anglo-American Corp. of
      South Africa, Ltd.(b).................          55,220           2,297,516
                                                                    ------------

TECHNOLOGY-4.2%
  COMMUNICATION
    EQUIPMENT-1.6%
    Plessey Corp., Ltd......................       1,416,374           1,823,344
                                                                    ------------

  COMPUTER SOFTWARE-2.6%
    Dimension Data Holdings,
      Ltd.(a)...............................         686,255           2,968,353
                                                                    ------------
                                                                       4,791,697
                                                                    ------------

UTILITY-3.6%
  TELEPHONE UTILITY-3.6%
    M-Cell, Ltd.............................       3,254,460           4,089,023
                                                                    ------------
  Total South African Securities
    (cost $81,132,902)......................                          91,710,450
                                                                    ------------

ZAMBIA-1.5%

CONSUMER STAPLES-1.5%
  FOOD-0.7%
    Zambia Sugar Co.........................      30,720,000             778,003
                                                                    ------------
  TOBACCO-0.8%
    Rothmans of Pall Mall
      (Zambia) Berhad.......................      15,031,902             916,381
                                                                    ------------
  Total Zambian Securities
    (cost $859,632).........................                           1,694,384
                                                                    ------------

PORTFOLIO OF INVESTMENTS (continued)                    The Southern Africa Fund
================================================================================

Company                                               Shares         U.S.$ Value
--------------------------------------------------------------------------------

ZIMBABWE-2.9%

CONSUMER SERVICES-0.5%
  RESTAURANTS & LODGING-0.5%
    Meikles Africa, Ltd.(c).................         400,000       $    610,000
                                                                   ------------
CONSUMER STAPLES-0.7%
  BEVERAGES-0.7%
    Delta Corp..............................         820,731            863,329
                                                                   ------------

FINANCIAL SERVICES-0.3%
  BANKING-0.3%
    NMBZ Holdings, Ltd.(a)..................         200,000            332,180
                                                                   ------------

MULTI-INDUSTRY
  COMPANY-1.4%
    TA Holdings, Ltd........................       8,024,800          1,554,979
                                                                   ------------
  Total Zimbabwean Securities
    (cost $2,322,979).......................                          3,360,488
                                                                   ------------
  Total Common Stocks
    (cost $89,079,663)......................                        102,182,707
                                                                   ------------
                                                   Principal
                                                     Amount
Company                                               (000)         U.S.$ Value
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT
  OBLIGATIONS-10.7%

SOUTH AFRICA-10.7%
    Republic of South Africa,
      13.00%, 8/31/10.......................      ZAR 36,000       $  6,844,916
      13.50%, 9/15/15.......................          27,500          5,372,577
                                                                   ------------
  Total Foreign Government
    Obligations
    (cost $12,481,062)......................                         12,217,493
                                                                   ------------

TIME DEPOSIT-0.2%
  Canadian Imperial Bank
    of Commerce
    5.6875%, 12/01/97
    (cost $200,000).........................        US $ 200            200,000
                                                                   ------------

TOTAL INVESTMENTS-100.4%
    (cost $101,760,725).....................                        114,600,200
Other assets less liabilities-(0.4%)........                           (418,259)
                                                                   ------------

NET ASSETS-100%.............................                       $114,181,941
                                                                   ============

--------------------------------------------------------------------------------
(a)  Non-income producing security.

(b) Securities, or portion thereof, with an aggregate market value of $8,883,538 have been segregated to collateralize forward exchange currency contracts.

(c)  U.S. Dollar denominated security.

     Glossary:

     ZAR - South African Rand.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1997                                                                                           The Southern Africa Fund

====================================================================================================================================


ASSETS
  Investments in securities, at value (cost $101,760,725).........................................................      $114,600,200

  Cash, at value (cost $155,343)..................................................................................           154,481

  Interest and dividends receivable...............................................................................           520,206

  Net unrealized appreciation on forward exchange currency contracts .............................................           157,514

  Deferred organization expenses and other assets ................................................................            16,692

                                                                                                                        ------------

  Total assets....................................................................................................       115,449,093

                                                                                                                        ------------

LIABILITIES
  Payable for investment securities purchased ....................................................................           627,087

  Management fee payable .........................................................................................           281,961

  Sub-advisory fee payable .......................................................................................            57,294

  Administrative fee payable .....................................................................................            19,440

  Accrued expenses and other liabilities .........................................................................           281,370

                                                                                                                        ------------

  Total liabilities ..............................................................................................         1,267,152

                                                                                                                        ------------

NET ASSETS........................................................................................................      $114,181,941

                                                                                                                        ============


COMPOSITION OF NET ASSETS:
  Common stock, at par ...........................................................................................      $     60,071

  Additional paid-in capital .....................................................................................        83,255,566

  Undistributed net investment income ............................................................................         1,651,537

  Accumulated net realized gain on investment transactions .......................................................        16,227,195

  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities ..................................................................        12,987,572

                                                                                                                        ------------

                                                                                                                        $114,181,941

                                                                                                                        ============



NET ASSET VALUE PER SHARE (based on 6,007,100 shares outstanding).................................................            $19.01

                                                                                                                        ============



------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1997                                                                                The Southern Africa Fund

====================================================================================================================================


INVESTMENT INCOME
  Interest........................................................................................      $3,117,631
  Dividends (net of foreign taxes withheld of $23,963)............................................       1,829,651      $ 4,947,282
                                                                                                        ----------
EXPENSES
  Management fee..................................................................................       1,099,280
  Directors' fees and expenses....................................................................         314,200
  Custodian.......................................................................................         255,996
  Administrative fee..............................................................................         244,233
  Audit & legal ..................................................................................         229,086
  Sub-advisory fee................................................................................         226,451
  Transfer agency.................................................................................          46,504
  Reports and notices to shareholders.............................................................          42,342
  Registration....................................................................................          15,974
  Amortization of organization expenses ..........................................................          11,994
  Miscellaneous ..................................................................................          18,852
                                                                                                        ----------
  Total expenses .................................................................................                        2,504,912
                                                                                                                        -----------
  Net investment income ..........................................................................                        2,442,370
                                                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions ...................................................                       16,268,101
  Net realized loss on foreign currency transactions..............................................                         (419,798)

  Net change in unrealized appreciation (depreciation) of:
    Investments...................................................................................                       (9,400,786)

    Foreign currency denominated assets and liabilities...........................................                          148,377
                                                                                                                        -----------
  Net gain on investments and foreign currency transactions ......................................                        6,595,894
                                                                                                                        -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................................................                      $ 9,038,264
                                                                                                                        ===========

STATEMENT OF CHANGES IN NET ASSETS
====================================================================================================================================

                                                                                                 Year Ended             Year Ended
                                                                                                November 30,            November 30,

                                                                                                    1997                   1996
                                                                                                -----------             -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income...............................................................          $ 2,442,370             $ 2,349,924
  Net realized gain on investments and foreign currency transactions..................           15,848,303              12,952,857
  Net change in unrealized appreciation (depreciation) of investments
    and foreign currency denominated assets and liabilities...........................           (9,252,409)            (14,792,618)

                                                                                                -----------             -----------
  Net increase in net assets from operations..........................................            9,038,264                 510,163
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ..............................................................           (2,012,378)             (3,544,189)

  Net realized gains..................................................................          (13,455,904)             (5,466,461)

                                                                                                -----------             -----------
  Total decrease......................................................................           (6,430,018)             (8,500,487)

NET ASSETS
  Beginning of year...................................................................          120,611,959             129,112,446
                                                                                                -----------             -----------
  End of year (including undistributed net investment income of
    $1,651,537 and $1,641,343, respectively)..........................................         $114,181,941            $120,611,959
                                                                                                ===========             ===========

------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 1997                                       The Southern Africa Fund
================================================================================

NOTE A:  Significant Accounting Policies

The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The following is a summary of significant accounting policies of the Fund.

1.  Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

2.  Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions represents net foreign exchange gains and losses from sales and maturities of foreign fixed-income investments and closed forward exchange currency contracts, holdings of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3.  Organization Expenses

Organization expenses of approximately $60,000 have been deferred and are being amortized on a straight-line basis through March, 1999.

4.  Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

5.  Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

6.  Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

                                                        The Southern Africa Fund
================================================================================

NOTE B:  Management, Sub-advisory and Administrative fees

Under the terms of a Management Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee calculated and paid quarterly, equal to an annualized rate of .90 of 1% of the Fund's average weekly net assets during the quarter.

Under the terms of a Sub-Advisory Agreement, the Fund pays Sanlam Asset Management (Gibraltar) Limited a fee, calculated and paid quarterly, equal to an annualized rate of .20 of 1% of the greater of (i) the Fund's average weekly net assets invested in securities of South African issuers or (ii) 90% of the Fund's average weekly net assets during the quarter.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquires for the Fund. The Fund reimbursed AFS $1,230 during the year ended November 30, 1997 relating to shareholder servicing costs.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets subject to an annual minimum of $150,000. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C:  Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $54,482,301 and $63,100,342, respectively, for the year ended November 30, 1997. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 1997.

At November 30, 1997, the cost of investments for federal income tax purposes was $101,954,231. Accordingly, gross unrealized appreciation of investments was $21,150,644 and gross unrealized depreciation of investments was $8,504,675 resulting in net unrealized appreciation of $12,645,969 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

NOTES TO FINANCIAL STATEMENTS (continued)               The Southern Africa Fund
================================================================================

At November 30, 1997, the Fund had outstanding forward exchange currency contracts as follows:


                                                                                   U.S. $
                                                                 Contract         Value on          U.S. $         Unrealized
                                                                  Amount         Origination        Current       Appreciation
Foreign Currency Buy Contract                                      (000)            Date             Value       (Depreciation)
-----------------------------                                    --------        -----------        -------      --------------
South African Rand
  expiring 1/27/1998...................................           14,487         $2,993,205       $2,940,829         $ (52,376)


Foreign Currency Sale Contract
------------------------------
Zimbabwe Dollars
  expiring 1/27/1998...................................           37,765          2,854,497        2,644,607           209,890
                                                                                                                      --------
                                                                                                                      $157,514
                                                                                                                      ========

--------------------------------------------------------------------------------

NOTE D:  Capital Stock

There are 100,000,000 shares of $.01 par value capital stock authorized.

Of the 6,007,100 shares of Common Stock outstanding at November 30, 1997, the Investment Manager owned 7,100 shares.

--------------------------------------------------------------------------------

NOTE E:  Concentration of Risk

Investment in equity securities of Southern African issuers involves special consideration and risks not typically associated with investments in the United States. Among others, the risks associated with political and economic uncertainty, particularly with respect to South Africa, may adversely affect the securities markets of Southern African countries.

FINANCIAL HIGHLIGHTS                                    The Southern Africa Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                             Year Ended November 30,            March 7, 1994 (a)
                                                                        -----------------------------------            to
                                                                          1997          1996          1995      November 30, 1994
                                                                        -------       -------       -------     -----------------
Net asset value, beginning of period............................        $ 20.08       $ 21.49       $ 18.34         $ 13.87(b)
                                                                        -------       -------       -------         -------
Income From Investment Operations
---------------------------------
Net investment income...........................................            .41           .39          .17              .42
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions.............................           1.10          (.30)         4.27            4.05
                                                                        -------       -------       -------         -------

Net increase in net asset value from operations.................           1.51           .09         4.44             4.47
                                                                        -------       -------       -------         -------

Less: Dividends and Distributions
---------------------------------
Dividends from net investment income............................           (.34)         (.59)         (.52)            -0-
Distributions from net realized gains on
  investments and foreign currency transactions.................          (2.24)         (.91)         (.77)            -0-
                                                                        -------       -------       -------         -------
Total dividends and distributions...............................          (2.58)        (1.50)        (1.29)            -0-
                                                                        -------       -------       -------         -------
Net asset value, end of period..................................        $ 19.01       $ 20.08       $ 21.49         $ 18.34
                                                                        =======       =======       =======         =======
Market value, end of period.....................................        $15.375       $ 16.50       $ 16.75         $14.875
                                                                        =======       =======       =======         =======

Total Return
------------
Total investment return based on: (c)
  Market value..................................................          9.28%         6.12%        22.90%            5.50%
  Net asset value...............................................         11.03%          .66%        27.89%           30.07%

Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted).......................       $114,182      $120,612      $129,112        $110,181
Ratio of expenses to average net assets.........................           2.05%         2.04%         2.05%           2.30%(d)
Ratio of net investment income to average net assets............           2.00%         1.87%          .94%           3.65%(d)
Portfolio turnover rate.........................................             46%           62%           41%             15%
Average commission rate (e).....................................       $  .0073      $  .0046            --              --

----------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Net of offering costs of $.23.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(d)  Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS.                                   The Southern Africa Fund
================================================================================

To the Shareholders and Board of Directors
The Southern Africa Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Southern Africa Fund, Inc., including the portfolio of investments, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Southern Africa Fund, Inc. at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                          /s/ Ernst & Young LLP



New York, New York
January 6, 1998

ADDITIONAL INFORMATION (unaudited)                      The Southern Africa Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. The Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

     (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

     (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at The Bank of New York, 101 Barclay Street, New York, New York 10286.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, a Senior Vice President of the Fund.

                                                        The Southern Africa Fund
================================================================================

Supplemental Proxy Information

The Annual Meeting of the Shareholders of the Southern Africa Fund, Inc. was held on March 26, 1997. The description of each proposal and number of shares are as follows:


                                                                    Shares              Shares Voted
                                                                   Voted For          Without Authority
----------------------------------------------------------------------------------------------------------
1. To elect directors:       Class Two Directors
                             (term expires in 2000)

                             Dr. William De Klerk                  3,403,015              100,116
                             Moss L. Leoka                         3,405,019               97,112
                             Ronnie Masson                         3,406,322               96,809
                             Frank Savage                          3,422,171               80,960
                             Peter G. A. Wrighton                  3,408,648               94,483

                                                          Shares        Shares Voted      Shares Voted
                                                         Voted For         Against           Abstain
----------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors for the Fund's
   fiscal year end November 30, 1997.                    3,459,833         28,438            14,860

                                                        The Southern Africa Fund
================================================================================

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President         Dr. Enos Mabuza(1)
T.N. Chapman(1)                                  Ronnie Masson(1)
Prof. Dennis Davis(1)                            Frank Savage
David D.T. Hatendi(1)                            Desmond Smith
Dr. Willem de Klerk(1)                           Reba W. Williams
Stephen Koseff                                   Peter G.A. Wrighton(1)
Moss L. Leoka(1)


OFFICERS

Norman S. Bergel, Senior Vice President          Mark D. Gersten, Treasurer & Chief Financial Officer
Mark H. Breedon, Senior Vice President           Vincent S. Noto, Controller
Edmund P. Bergan Jr., Secretary


ADMINISTRATOR                                    INDEPENDENT AUDITORS

Princeton Administrators, L.P.                   Ernst & Young LLP
P.O. Box 9095                                    787 Seventh Avenue
Princeton, NJ 08543-9095                         New York, NY 10019

CUSTODIAN                                        DIVIDEND PAYING AGENT,

Brown Brothers Harriman & Co.                    TRANSFER AGENT AND REGISTRAR
40 Water Street                                  The Bank of New York
Boston, MA 02109                                 101 Barclay Street
                                                 New York, NY 10286
LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------

(1)  Member of the Audit Committee.

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

The Southern Africa Fund

Summary of General Information


Investment Policies and Objectives

The investment objective of the Fund is to seek long-term capital appreciation through investment in equity and fixed income securities of Southern African issuers.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at 1-800-432-8224.

The Southern Africa Fund
1345 Avenue of the Americas
New York, New York 10105


AllianceCapital [LOGO](R)

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SAFAR

================================================================================


                                       THE
--------------------------------------------------------------------------------
                                 SOUTHERN AFRICA
--------------------------------------------------------------------------------
                                      FUND
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                 Annual Report

                               November 30, 1997





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